Portfolio of Investments

September 30, 2024 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 100.0%

CANADA — 5.8%
Shopify, Inc., Class A *	16,891	$1,353,645

ISRAEL — 0.6%
Oddity Tech Ltd., Class A *	3,483	140,643

UNITED STATES — 93.6%
Affirm Holdings, Inc. *	9,695	395,750
Alnylam Pharmaceuticals, Inc. *	1,765	485,428
Amazon.com, Inc. *	9,593	1,787,464
Aurora Innovation, Inc. *	62,145	367,898
Block, Inc. *	5,083	341,222
Chewy, Inc., Class A *	9,751	285,607
Cloudflare, Inc., Class A *	9,315	753,490
CoStar Group, Inc. *	6,237	470,519
Coursera, Inc. *	15,663	124,364
Datadog, Inc., Class A *	4,104	472,206
Denali Therapeutics, Inc. *	8,975	261,442
DoorDash, Inc., Class A *	8,015	1,143,981
Doximity, Inc., Class A *	5,900	257,063
Duolingo, Inc. *	2,659	749,891
Ensign Group, Inc. (The)	1,511	217,312
Ginkgo Bioworks Holdings, Inc. *	1,450	11,818
Guardant Health, Inc. *	8,126	186,410
Inspire Medical Systems, Inc. *	1,778	375,247
Insulet Corp. *	1,499	348,892
Lemonade, Inc. *	5,485	90,448
Lineage, Inc.	2,289	179,412
Meta Platforms, Inc., Class A	2,476	1,417,362
Moderna, Inc. *	7,886	527,021
Netflix, Inc. *	1,667	1,182,353
NVIDIA Corp.	9,594	1,165,095
Penumbra, Inc. *	824	160,111
Pinterest, Inc., Class A *	13,554	438,743
Recursion Pharmaceuticals, Inc., Class A *	9,193	60,582
Rivian Automotive, Inc., Class A *	8,502	95,392
ROBLOX Corp., Class A *	10,555	467,164
Roku, Inc. *	4,052	302,522
Samsara, Inc., Class A *	7,541	362,873
Sana Biotechnology, Inc. *	5,645	23,483
SharkNinja, Inc.	2,488	270,471
Snowflake, Inc., Class A *	2,225	255,564
Sprout Social, Inc., Class A *	3,870	112,501
Sweetgreen, Inc., Class A *	15,415	546,462
Tempus AI, Inc. *	6,238	353,071
Tesla, Inc. *	4,350	1,138,091
Trade Desk, Inc. (The), Class A *	17,800	1,951,770
Watsco, Inc.	1,176	578,451
Wayfair, Inc., Class A *	5,690	319,664
Workday, Inc., Class A *	2,600	635,466
YETI Holdings, Inc. *	4,225	173,352
		21,843,428
TOTAL INVESTMENTS — 100.0%**
(cost $13,651,013)		$23,337,716
Other assets less liabilities — (0.0)%		(8,711)
NET ASSETS — 100.0%		$23,329,005

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2024.

Portfolio of Investments

September 30, 2024 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

*	Non-income producing security.
**	The Total Investments percentage exceeds 100% due to the timing of settling transactions and not as a result of borrowings for investment purposes.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2024.

Portfolio of Investments

September 30, 2024 (unaudited)

Baillie Gifford U.S. Equity Growth Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks***	$23,337,716	$—	$—	$23,337,716
Total	$23,337,716	$—	$—	$23,337,716

***	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2024.